UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 26, 2024

Dyadic International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-55264 (Commission File Number)	45-0486747 (I.R.S. Employer Identification Number)

1044 North U.S. Highway One, Suite 201 Jupiter, FL 33477
(Address of principal executive offices and zip code)

(561) 743-8333
(Registrant’s telephone number, including area code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DYAI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On March 28, 2024, Dyadic International, Inc. (“Dyadic”, or the “Company”) issued a press release announcing its financial results for the year ended December 31, 2023 and recent Company progress. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 2.02.

The information in this Item 2.02, including the information set forth in Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. Such information shall not be incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”), as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On March 26, 2024, the board of directors (the “Board”) of the Company appointed current member of the Board Patrick Lucy as its Chairman, succeeding the current Chairman Michael Tarnok, effective immediately Also on March 26, 2024, Mr. Tarnok notified the Board of his decision to retire as a director of the Board, effective at the Company’s annual meeting to be held in June 2025. Mr. Tarnok intends to continue to serve as a director until such date. Mr. Tarnok’s decision to retire was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Also on March 26, 2024, Dr. Barry C. Buckland notified the Board of his decision to retire as a director of the Board, effective at the Company’s annual meeting to be held in June 2024. Dr. Buckland’s decision to retire was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(c)

Also on March 26, 2024, the Board appointed Joseph Hazelton, its current Chief Business Officer, to the position of Chief Operating Officer, effective immediately. For the biography of Mr. Hazelton, age 48, see “Our Executive Officers” in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 26, 2023.  There are no transactions involving Mr. Hazelton required to be disclosed under Item 404 of Regulation S-K. To the extent the Company enters into a material compensatory arrangement, or materially amends an existing compensatory arrangement, with Mr. Hazelton in connection with this appointment, the Company will make the required public disclosure with the Securities and Exchange Commission.

Item 7.01. Regulation FD Disclosure.

On March 28, 2024, the Company issued a press release announcing the aforementioned changes in board and management leadership roles. A copy of the press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01, including the information set forth in Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. Such information shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Exhibit Number	Description

99.1	Dyadic reports 2023 full year results and recent company progress press release dated March 28, 2024
99.2	Dyadic announces change in board and management leadership roles press release dated March 28, 2024
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2024

Dyadic International, Inc.

By:	/s/ Mark A. Emalfarb
Name:	Mark A. Emalfarb
Title:	Chief Executive Officer